UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): October 27, 2006

                                ASHLAND INC.
           (Exact Name of Registrant as Specified in its Charter)

                                  Kentucky
               (State or Other Jurisdiction of Incorporation)

        1-32532                                             20-0865835
(Commission File Number)                                 (I.R.S. Employer
                                                        Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky               41011
    (Address of Principal Executive Offices)                 (Zip Code)

P.O. Box 391, Covington,  Kentucky                           41012-0391
    (Mailing Address)                                        (Zip Code)

     Registrant's telephone number, including area code: (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

     Today, Ashland Inc. announced that on October 27, it signed a definitive agreement to purchase the assets of Northwest Coatings of Oak Creek, Wisconsin, a formulator and manufacturer of adhesives and coatings employing ultra-violet and electron beam (UV/EB) polymerization technologies. Northwest Coatings is a holding of Caltius Equity partners. The transaction, which includes production facilities in Milwaukee, Wisconsin and Greensboro, North Carolina, is valued at approximately $72 million. The closing, which is anticipated to take place before the end of 2006, is dependent upon a number of standard closing conditions, including regulatory review.

     The proposed transaction is further described in the press release attached hereto as Exhibit 99.1, and incorporated by reference herein.

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Item 9.01.  Financial Statements and Exhibits

    (d)     Exhibits

   99.1     Press release dated October 30, 2006

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                ASHLAND INC.
                                  -----------------------------------------
                                                (Registrant)




Date:  October 30, 2006            /s/ J. Marvin Quin
                                  -----------------------------------------
                                  Name:   J. Marvin Quin
                                  Title:  Senior Vice President
                                          and Chief Financial Officer

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

                               EXHIBIT INDEX

99.1     Press release dated October 30, 2006

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